                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             ALLTRISTA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              ALLTRISTA CORPORATION
                5875 CASTLE CREEK PARKWAY, NORTH DRIVE, SUITE 440
                        INDIANAPOLIS, INDIANA 46250-4330

                                                                    July 3, 2001





To Shareholders of Alltrista Corporation:

         The accompanying Notice and Proxy Statement Supplement are being furnished to you in connection with the solicitation by the Board of Directors of Alltrista Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders and to provide you with notice of the new location, date and time of the Annual Meeting of Shareholders which was originally scheduled for June 1, 2001 and then adjourned to a later date. Supplemental information regarding Mr. Martin E. Franklin and Mr. Ian G.H. Ashken is also being provided. In order for your shares to be represented at the rescheduled meeting, you must sign, date and return the enclosed GREEN STRIPED proxy card or submit your proxy by telephone or over the internet as described in the Proxy Statement Supplement. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU MUST SUBMIT A NEW PROXY NOW IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING.

         As previously reported, the Corporation had been in negotiations with Marlin Partners II, L.P. ("Marlin Partners") for a possible sale of the Corporation to Marlin Partners for $18 per share. Subsequently, Marlin Partners withdrew the $18 per share offer and submitted two alternative proposals to acquire the Corporation contingent upon a number of factors, including the sale of the Corporation's thermoforming operations at a minimum price. The Corporation's Board of Directors was unable to accept either alternative due to certain contingencies, including conditions regarding structure and consideration. However, the Board agreed to expand the Board of Directors from seven to nine members and invite two representatives of Marlin Partners, Mr. Martin E. Franklin and Mr. Ian G.H. Ashken, to join the Corporation's Board of Directors. In exchange, Marlin Partners terminated its proxy contest and agreed, among other things, not to engage in a proxy contest during 2002.

         Your Board of Directors determined that it was in the Corporation's best interest to invite Mr. Franklin and Mr. Ashken to join the Board. We look forward to working with them in the future.

                                                  Very Truly Yours,

                                                  /s/ Thomas B. Clark

                                                  Thomas B. Clark
                                                  Chairman, President and CEO

                              ALLTRISTA CORPORATION
                5875 CASTLE CREEK PARKWAY, NORTH DRIVE, SUITE 440
                        INDIANAPOLIS, INDIANA 46250-4330

                                     -------

                                     NOTICE

                                     -------

         The Annual Meeting of Shareholders of Alltrista Corporation, previously noticed for June 1, 2001, will take place on Friday, July 27, 2001, at 9:30 a.m. (Indianapolis time). The meeting will be held at The Indianapolis Marriott North, 3645 River Crossing Parkway, Indianapolis, Indiana 46240.

         Alltrista Corporation's 2001 annual meeting will be held solely to tabulate the votes cast and report the results of voting on the matters listed in the proxy statement. The election of directors and the ratification of the firm of Ernst & Young, LLP as the Corporation's independent accountants for 2001 will be considered. It is not anticipated that there will be other business transacted or that any directors will be in attendance.

         Only holders of Common Stock of record at the close of business on March 23, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         A Proxy Statement Supplement appears on the following pages.


                                                             Garnet E. King
                                                             CORPORATE SECRETARY

July 3, 2001
Indianapolis, Indiana




--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

               YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN YOUR GREEN STRIPED PROXY IN THE ENCLOSED ENVELOPE, OR SUBMIT YOUR PROXY OVER THE TELEPHONE OR INTERNET, AS SOON AS POSSIBLE, SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU MUST SUBMIT A NEW PROXY NOW IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                              ALLTRISTA CORPORATION
                5875 CASTLE CREEK PARKWAY, NORTH DRIVE, SUITE 440
                        INDIANAPOLIS, INDIANA 46250-4330

                                     -------

                           PROXY STATEMENT SUPPLEMENT
                                  JULY 3, 2001

                                     -------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 2001

                                     -------

To Shareholders of Alltrista Corporation:

         This Proxy Statement Supplement and the accompanying proxy card are furnished to shareholders in connection with the solicitation by the Board of Directors of Alltrista Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on July 27, 2001, at 9:30 a.m. (Indianapolis time), and any adjournment thereof. This Proxy Statement Supplement amends and supplements the Proxy Statement of the Corporation dated April 2, 2001 (the "Proxy Statement") and the Proxy Statement Supplement of the Corporation dated April 12, 2001 and contains information related to the nomination of certain individuals to the Board of Directors. In particular, this Proxy Statement Supplement provides information about Mr. Martin E. Franklin, who was named a Class I director, and Mr. Ian G.H. Ashken who was named a Class II director effective June 25, 2001. You are urged to review the Proxy Statement and earlier Proxy Statement Supplement for further information. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Proxy Statement.

         Alltrista Corporation's 2001 annual meeting will, as in prior years, be held solely to tabulate the votes cast and report the results of voting on those matters listed in this Proxy Statement. No presentations or other business matters are planned for the meeting. A written report of the results of the vote will be mailed to each shareholder following the meeting.

         We encourage you to submit your proxy electronically this year either by telephone or via the Internet. This will eliminate your need to sign, date and return your proxy card. Any Alltrista stockholder of record desiring to submit their proxy by telephone or over the Internet will be required to enter the unique control number imprinted on such holder's Alltrista proxy card, and therefore should have the proxy card in hand when initiating the session. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU MUST SUBMIT A NEW PROXY NOW IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING.

         The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

o   TO SUBMIT YOUR PROXY BY TELEPHONE:
    Using a touch-tone phone call toll-free: 1-877-PRX-VOTE
    (1-877-779-8683)

o   TO SUBMIT YOUR PROXY BY INTERNET:
    Log on to the Internet and go to the website:  HTTP://WWW.EPROXYVOTE.COM/ALC

         A shareholder of the Corporation who has submitted a proxy may revoke it at any time before it is voted, but only by executing and returning to the Corporate Secretary at 5875 Castle Creek Parkway, North Drive, Suite 440, Indianapolis, Indiana 46250-4330, a proxy bearing a later date, by giving written notice of revocation to the Corporate Secretary, or by attending the meeting and voting in person. Attendance at the meeting does not, by itself, revoke a proxy.

                              ELECTION OF DIRECTORS

         The nominees for whom the enclosed proxy is intended to be voted are set forth below. All nominees have consented to be named as candidates in the Proxy Statement or the Proxy Statement Supplement and have agreed to serve if elected. It is not contemplated that any of these nominees will be unavailable for election, but if such a situation should arise, the Board of Directors may select a substitute nominee, and in that event such shares as were voted "for" the nominee will be voted "for" the person substituted. The Board has no reason to believe that any of the nominees will be unable to serve. In accordance with the Indiana Business Corporation Law, directors are elected by a majority of the votes cast "for" or "against" the nominees by the shares entitled to vote in the election at a meeting at which a quorum is present. Abstentions and broker non-votes are considered neither a vote "for" nor "against" the nominees.

         For your convenience, set forth below for each director nominee and continuing director are his or her principal occupation and employment during the past five years and certain other information. Substantially all of this information was included in the Proxy Statement and earlier Proxy Statement Supplement.

                   DIRECTOR NOMINEES AND CONTINUING DIRECTORS

TO BE ELECTED FOR A TERM OF THREE YEARS UNTIL THE 2004 ANNUAL MEETING (CLASS II)

                                 DIRECTOR
NAME                       AGE   SINCE        BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                       ---   -----        ----------------------------------------------
Richard L. Molen           60    1993         Mr. Molen was Chairman,  President and Chief Executive Officer of Huffy Corporation
                                              from  September  1994 until his  retirement in December  1997.  Mr. Molen served as
                                              President and Chief Executive Officer of Huffy  Corporation  since April 1993,  and has served on its Board of Directors  since  June 1984.  Mr. Molen also serves as a director of Huntington Bank and Concrete Technology, Inc.

Lynda W. Popwell           56    1997         Ms. Popwell was President,  Carolina  Eastman  Division of Eastman Chemical Company
                                              from  January 1998 until her  retirement  in January  2000.  From August 1995 until
                                              December 1997, she was Vice  President,  Health,  Safety,  Environment and Security
                                              and Vice  President,  Quality of Eastman  Chemical  Company.  Ms. Popwell served as
                                              Vice President, Tennessee Eastman Division from October 1994 until July 1995.

Ian G.H. Ashken            41    2001         Mr. Ashken is a managing member of Marlin  Management,  L.L.C., the general partner of Marlin  Partners II, L.P. He is  currently  and has been the  Vice-Chairman  and
                                              Executive Vice President of the general partner of Marlin Capital,  L.P., a private investment  partnership,  and its affiliates since October 1996. Mr. Ashken was the
                                              Vice-Chairman  of the Board of Directors of Bolle,  Inc.  from  December 1998 until
                                              February  2000;  from February 1997 until his  appointment  as  Vice-Chairman,  Mr.
                                              Ashken was the Chief  Financial  Officer  and a Director of Bolle.  Mr.  Ashken has
                                              previously  held  positions  as Chief  Financial  Officer  and a director  of Lumen
                                              Technologies,  Inc.  Mr. Ashken was named a director of the  Corporation  effective
                                              June 25, 2001.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
             THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

TERMS EXPIRING AT THE 2002 ANNUAL MEETING (CLASS III)

                                 DIRECTOR
NAME                       AGE   SINCE        BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                       ---   -----        ----------------------------------------------
Douglas W. Huemme          59    1999         Mr. Huemme was Chairman and Chief  Executive  Officer of Lilly  Industries,  Inc. from
                                              1990 until his  retirement  in December  2000.  He also served as  President  of Lilly
                                              Industries,  Inc.  from 1990 until  April 1999.  Mr.  Huemme was elected a director of
                                              Lilly  Industries,  Inc.  in 1990.  Mr.  Huemme  also serves as a director of Meridian
                                              Mutual Insurance Company and The Somerset Group, Inc.

Patrick W. Rooney          65    1993         Mr. Rooney  was Chairman and Chief  Executive  Officer of Cooper Tire & Rubber Company
                                              from  January  1999  until  his  retirement  in June  2000.  He  served  as  Chairman,
                                              President,  and Chief  Executive  Officer of Cooper Tire & Rubber Company from October
                                              1994 until December 1998. From January 1992 until  October 1994,  Mr. Rooney served as
                                              President and Chief Operating Officer of Cooper Tire & Rubber Company.  Mr. Rooney was
                                              named   President  and  elected  a  director  of  Cooper  Tire &  Rubber   Company  in
                                              February 1990.  Mr. Rooney also serves as a director of Huffy Corporation.

Robert L. Wood             47    2000         Mr.  Wood has been  Business  Group  President  for  Thermosets  for The Dow  Chemical
                                              Company since April 2000. He served as Business Vice  President for  Polyurethanes  of
                                              The Dow Chemical  Company  since May 1997 until April 2000. He served as Business Vice
                                              President  for  Engineering  Plastics of Dow Plastics,  The Dow Chemical  Company from
                                              October 1995 until May 1997.  Mr. Wood also serves as a director  for CoMerica  Bank's
                                              Midland Region.
TERMS EXPIRING AT THE 2003 ANNUAL MEETING (CLASS I)

                                 DIRECTOR
NAME                       AGE   SINCE        BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                       ---   -----        ----------------------------------------------

Thomas B. Clark            56    1994        Mr. Clark has been President and Chief Executive  Officer of the Corporation  since
                                             January 1995  and has been elected to the additional  post of Chairman of the Board effective as of the date of the May 2000 annual  meeting.  Mr. Clark  was elected a director  of the  Corporation  in May  1994  and  served  as  President  and  Chief
                                             Operating  Officer of the  Corporation  from March 1994 until  December 1994.  From
                                             April 1993  until  February 1994,  Mr. Clark  served as Senior Vice  President  and
                                             Chief Financial Officer of the Corporation.  Mr. Clark also serves as a director of
                                             First Merchants Corporation.

David L. Swift             64    1993        Mr. Swift was Chairman,  President and Chief  Executive  Officer of  Acme-Cleveland
                                             Corporation  from January 1993 until his  retirement in July 1996. Mr. Swift served as President and Chief Executive Officer of Acme-Cleveland  Corporation since April
                                             1987. Mr. Swift also serves as a director of LESCO,  Inc., Twin Disc,  Incorporated and CUNO Incorporated.

Martin E. Franklin         36    2001        Mr.  Franklin  is a  managing  member of Marlin  Management,  L.L.C.,  the  general partner of Marlin  Partners II, L.P. He is currently  and has been the Chairman and
                                             Chief Executive  Officer of the general partner of Marlin Capital,  L.P., a private investment  partnership,  and its affiliates  since October 1996. Mr.  Franklin was the Chairman of the Board of  Directors of Bolle,  Inc.  from  February  1997 until
                                             February  2000. Mr.  Franklin has  previously  held positions as Chairman and Chief
                                             Executive  Officer of Lumen  Technologies,  Inc.  from May 1996 to  December  1998.
                                             Mr. Franklin was named a director of the Corporation effective June 25, 2001.

                 SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

         The following table lists the beneficial ownership of Common Stock of the Corporation, as of the close of business on March 23, 2001, held by director nominees, continuing directors, each of the non-director executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. Unless otherwise noted, the beneficial owner has sole voting and investment power.

Name of Beneficial Owner                                      Shares Beneficially Owned(1)        Percent of Class(2)
------------------------                                      ----------------------------        -------------------
Kevin D. Bower....................................                      15,483                              *
Thomas B. Clark...................................                     72,863(3)                          1.14%
Douglas W. Huemme.................................                       1,675                              *
Angela K. Knowlton................................                       4,707                              *
Jerry T. McDowell.................................                      51,472                              *
Richard L. Molen..................................                       5,400                              *
Lynda W. Popwell..................................                       3,425                              *
Patrick W. Rooney.................................                       5,500                              *
David L. Swift ...................................                       6,100                              *
J. David Tolbert..................................                       6,301                              *
Robert L. Wood....................................                       1,000                              *
Martin E. Franklin ...............................                    620,800(4)                          9.76%
Ian G.H. Ashken ..................................                    620,800(4)                          9.76%
All of the above and present  executive  officers as a
group (13 persons)                                                      794,726                          12.51%

-----------
* Less than 1%

(1) The shares shown include the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of March 23, 2001: Mr. Bower, 11,459 shares; Mr. Clark, 33,500 shares; Mr. Huemme, 1,000 shares; Ms. Knowlton, 3,500 shares; Mr. McDowell, 27,752 shares; Mr. Molen, 5,050 shares; Ms. Popwell, 3,000 shares; Mr. Rooney, 4,700 shares; Mr. Swift, 5,400 shares; Mr. Tolbert, 4,500 shares; Mr. Wood, 1,000 shares, and all of the above and the present executive officers as a group, 100,861.

(2) Percent of Class is based upon the common shares outstanding and entitled to vote as of March 23, 2001. There were 6,354,538 shares outstanding and entitled to vote as of March 23, 2001.

(3) Includes 29,791 shares held in trust for which he disclaims any beneficial ownership.

(4) Represents 620,800 shares owned by Marlin Partners II, L.P. as set forth on the amended Schedule 13D filed with the SEC by Marlin Partners II, L.P. on June 26, 2001.

                                OTHER INFORMATION

CHANGE OF CONTROL AGREEMENTS

         As previously reported, the Corporation has change of control severance agreements with the Named Executive Officers. Prior to its approval of any agreement with Marlin Partners, the Corporation's Board of Directors approved an amendment to the definition of a "change in control" in all such agreements in order to clarify that a change in control would be deemed to have occurred if a majority of the Corporation's Board of Directors consists of members other than current members of the Board or new members (other than directors who assume office in connection with an actual or threatened election contest) who are approved by two-thirds of the Board. Mr. Franklin and Mr. Ashken are new members of the Board who have assumed office in connection with an election contest. The Corporation also has approved amendments to other benefit plans with a similar "change in control" definition so that the definitions would be consistent. For the Chief Executive Officer and Chief Financial Officer, in light of their many years of service to the Corporation, the Board of Directors also approved amendments providing for the payment of one year's total target compensation and benefits should either be constructively terminated or terminated without cause.

AGREEMENT WITH MARLIN PARTNERS

         Also as previously reported, the Corporation and Marlin Partners terminated their Letter of Intent dated May 7, 2001, except for its expense reimbursement provisions. The expenses of Marlin Partners to be reimbursed by the Corporation are estimated to be $500,000. Under the Agreement dated June 22, 2001, the Corporation and Marlin Partners also agreed:

         o Mr. Franklin and Mr. Ashken would be named to the Board of Directors effective June 25, 2001.

         o The Corporation would use its best efforts to have its 2001 Annual Shareholders Meeting no later than July 31, 2001.

         o Marlin Partners and its affiliates would immediately withdraw their opposing slate of nominees for election at the Corporation's 2001 Annual Meeting of Shareholders and vote their shares in favor of Mr. Ashken, Mr. Molen and Ms. Popwell as directors at the 2001 Shareholders Meeting, and would not directly or indirectly at any time on or before the Corporation's 2002 Annual Meeting of Shareholders:

                  o participate in any solicitation of proxies in opposition to, or make any public statements in opposition to, any proposals or director nominees of the Corporation in connection with any meeting of the Corporation's shareholders;

                  o initiate, propose or solicit shareholders of the Corporation for the approval of any shareholder proposals;

                  o nominate any person for election to the Corporation's Board of Directors;

                  o vote their shares against any proposal or nominee for director proposed or supported by the Corporation or in favor of any proposal or nominee not proposed or supported by the Corporation (provided that Marlin Partners and its affiliates may abstain from voting on any matter at any shareholder meeting other than for the nominees for election as directors at the 2001 Annual Meeting of Shareholders); or

                  o advise, assist, encourage or solicit, or participate in a group with, any other person in connection with any of the matters listed above.

         o Marlin Partners and its affiliates will not object to a postponement of the Corporation's 2002 Annual Meeting of Shareholders if a majority of the Corporation's Board of Directors determined in good faith that the meeting should be postponed.

         o The Corporation will use its best efforts to hold the Corporation's 2003 Annual Meeting of Shareholders no later than April 30, 2003.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Corporation has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. However, persons named in the accompanying form of proxy shall have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

                                              By Order of the Board of Directors

                                              Garnet E. King
                                              CORPORATE SECRETARY

July 3, 2001
Indianapolis, Indiana


PLEASE SIGN, DATE AND RETURN THE GREEN STRIPED PROXY CARD OR SUBMIT YOUR VOTE BY TELEPHONE OR OVER THE INTERNET AT YOUR EARLIEST CONVENIENCE. YOUR VOTE IS IMPORTANT. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD, YOU MUST SUBMIT A NEW PROXY NOW IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT CIC/GEORGESON SHAREHOLDER COMMUNICATIONS AT 888-367-2734.